SECURITIES AND EXCHANGE COMMISSION
				Washington, D.C. 20549

					FORM 8-K/A

					CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 31, 1998
Date of Report (Date of earliest event reported) .



				UNITED NATIONAL FILM CORPORATION
		(Exact name of registrant as specified in its charter)



 Colorado                          			 33-25350-FW
(State or other jurisdiction of incorporation) (Commission File Number)

	84-1092589
(IRS Employer Identification Number)

6363 Christie Avenue, Unit 601, Emeryville, CA
(Address of principal executive offices, including zip code)

94608
(Zip Code)
						Page 1


Registrant's telephone number, including area code           510.653.7020


	700 Harbor Island Drive, Newport Beach, CA 92660
(Former name or former address, if changed since last report)

Please address all correspondence to:

Richard J. Hockert, Esq.
P.O. Box 797664
Dallas, TX 75379-7664

Item 5. Other Events.

Recent Transactions

The Company announced the change in the name of the film currently in pilot production from Winner Take All to Specific Intent.

Item 7 of the Form 8-K dated February 10,1998 filed by United National Film Corporation is hereby amended in respect of the financial statements as follows:

Item 7.	  Financial Statements, Pro Forma Financial Information and
Exhibits.

(a)	Financial Statements of  business acquired, Titus Productions, Inc.
(beginning page F-1).

(b)	Pro Forma financial information of business acquired is the same as
Item 7(a).

(c)	Consent of the certifying accountants is attached hereto as Exhibit
23.1


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATIONAL FILM CORPORATION

Deno Paoli, President and CEO

DATED:  March 31, 1998





						Page 2




Financial Statements of business acquired

				TITUS PRODUCTIONS, INC.

					BALANCE SHEET
			 January 28, 1998 (Inceptions)

						ASSETS

CURRENT ASSETS
     Cash								 		$  5,000
     Note receivable (Note 2)				    		  	  45,000
     Film costs and Program rights (Notes I and 2)	 		600,000


	Total current assets					  	 	650,000


	Organizational cost					  		   2.000

	Total										$652,000

			LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
	Accounts payable								$  2,000
	Deferred income (Note 1) 	    			  		  50,000


	Total current liabilities				  		   52,000


	Long-term debt (Notes 2 and 3) 			 		  300,000


STOCKHOLDERS' EQUITY
Common stock, no par value, 10,000,000 Shares authorized,
1,000,000 shares issued and outstanding stated at			   300,000


Total					            				  $652,000
See accompanying notes and accountants' report.






						F-1



					TITUS PRODUCTIONS, INC.
				NOTES TO FINANCIAL STATEMENTS
				 January 28, 1998 (Inception)

Titus Productions, Inc. (the, "Company') was incorporated in the State of Nevada in January 1998. The Company is engaged in the acquisition and development of properties for, and the production of, television series, television specials, made-for-home television motion pictures and feature length motion pictures for domestic and international distribution.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Method of Accounting
The Company's financial statements are presented in accordance with generally accepted accounting principles.

Film Costs and Program Rights
Film costs and program rights ("project costs") which include acquisition and development costs such as story rights, scenario and scripts, direct production costs including salaries and costs of talent, production overhead and post-production costs are deferred and amortized by the "individual-film-forecast-computation method" as required by Statement of Financial Accounting Standards No. 53.

Revenue Recognition
The Company derives revenues primarily from two sources:

	(a) Providing production services to third parties.
      (b) Exploiting projects originally developed by the Company in which it retains an ownership interest.

Revenues from being a provider of contract production services are recognized using the percentage of completion method, recognizing revenue relative to the proportionate progress on such contracts as measured by the ratio which project costs incurred by the Company to date bear to the total anticipated costs of each project. Amounts advanced under such contracts are deferred and not recognized as revenue until obligations under such contracts are performed.

2.	RELATED PARTY TRANSACTIONS

The Company bad certain transactions in the ordinary course of business with directors and employees. Television and motion pictures scripts valued at $600,000 were sold to or contributed to the Company by officers and directors in exchange for notes payable of $300,000 and 1,000,000 shares of common stock. Additionally, the Company entered into a $50,000 production contract with a limited partnership whose general partner is an officer and director of the Company. In exchange, the Company received a note receivable of $45,000 bearing interest at 8%, all interest and principle is due and payable in January 1999.

3.     LONG-TERM DEBT

The Company has two notes payable bearing interest of 8% which are due in January 2000.
No payments of principle or interest are due until maturity.
							F-2


					   Dambly, Finch & Company
					Certified Public Accountants


The Board of Directors
Titus Productions, Inc.
Emeryville, California


We have reviewed the accompanying balance sheet of Titus Productions, Inc. a Nevada Corporation as of January 28, 1998 (Inception), in accordance with standards established by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Titus Productions, Inc.

A review consist principally of inquiries of Company personnel and
analytical procedures applied to financial data.   It is substantially
less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.


Dambly, Finch & Company

March 11, 1998


4000 WESTERLY PLACE 0 SUITE 110 0 NEWPORT BEACH, CA 92660
TEL (714) 263-1070 * FAX (714) 263-1247










							F-3











Exhibit 23.1

					  Dambly, Finch & Company
					Certified Public Accountants




March 23, 1998

Board of Directors
Titus Productions, inc.
6363 Christie Avenue, Unit 411
Emeryville, CA 94608

Gentlemen:

Pursuant to your request, this letter is to confirm our consent to the inclusion of our reviewed financial statements for Titus Productions, Inc., dated March 23, 1998, in your 8-K filing for United National Film Corp.

If you have any questions, please contact me at your earliest convenience.

Very truly yours,

Peter D. Finch
Partner


4000 Westerly Pl., Suite 110, Newport Beach, CA 92660 Tel (714) 263-1070 - Fax (714) 250-1870